SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 August 28, 2003
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                      1-16619                     73-1612389
  --------------           ------------------------        -------------------
    (State of              (Commission File Number)           (IRS Employer
  Incorporation)                                           Identification No.)


           Kerr-McGee Center
        Oklahoma City, Oklahoma                                       73125
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)




Item 9.   Regulation FD Disclosure
               On August 28, 2003, Kerr-McGee Corporation issued a press release announcing that Luke Corbett, chairman and chief executive officer of Kerr-McGee Corp. will discuss the company's oil and gas operations at the Lehman Brothers CEO Energy/Power Conference. Corbett's presentation is scheduled for 8:40(EDT) Wednesday, Sept. 3. Interested parties may listen to the presentation via Kerr-McGee's website at www.kerr-mcgee.com.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          99.1 Press Release dated August 28, 2003

                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KERR-MCGEE CORPORATION


                                           By:     (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: August 28, 2003